                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant             [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2)

[X]     Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------
     (3)  Filing Party:

          --------------------------------------------------------------
     (4)  Date Filed:

          --------------------------------------------------------------

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                                                    May 12, 1999


TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc. (the "Company"), to be held on Thursday, June 10, 1999, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

Please read the enclosed Annual Report to Shareholders on Form 10-K and Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return the proxy card in the enclosed envelope to American Securities Transfer & Trust, Inc. as soon as possible so that your vote will be recorded. If you attend the Meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.



By:   /s/ Frederic W.J. Birner
      -----------------------------------
      Name:    Frederic W.J. Birner
      Title:   Chairman of the Board and Chief Executive Officer

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210

                           ---------------------------

                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                            TO BE HELD JUNE 10, 1999

                           ---------------------------


TO OUR SHAREHOLDERS:

The 1999 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), will be held on Thursday, June 10, 1999, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

     (1) to elect two Class II directors to serve for a term of three years or until their successors are duly elected and qualified;

     (2) to consider and vote upon a proposal to approve and ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 1999; and

     (3) to consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

Only shareholders of record at the close of business on May 11, 1999 are entitled to notice of and to vote at the Meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Dennis N. Genty
                                 --------------------------------------
                                 Name:    Dennis N. Genty
                                 Title:   Chief Financial Officer, Secretary and
                                          Treasurer

Denver, Colorado
May 12, 1999

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE TO AMERICAN SECURITIES TRANSFER & TRUST, INC. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 10, 1999

                           ---------------------------


                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), for use at the Company's 1999 Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Mountain Time, on Thursday, June 10, 1999, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about May 12, 1999.

The Company's Annual Report on Form 10-K (the "Annual Report"), which includes audited financial statements for the fiscal year ended December 31, 1998, is being mailed to shareholders of the Company simultaneously with this Proxy Statement.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's common stock, without par value. Each share of the Company's common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy, constitute a quorum. On May 11, 1999, the record date for shareholders entitled to vote at the Meeting, 6,168,312 shares of the Company's common stock, without par value, were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope to American Securities Transfer & Trust, Inc., Proxy Department, P.O. Box 5096, Denver, Colorado 80201-9975. The common stock represented by each effective proxy will be voted at the Meeting in accordance with the instruction on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR election of the nominees named in the proxy as the Class II directors, FOR the approval and ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors, and, as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. With respect to any other matter which may properly come before the Meeting, unless a greater number of votes is required by law or by the Company's Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the votes cast in favor of the matter exceed the votes cast in opposition.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class II directors, the approval and ratification of Arthur Andersen LLP as the Company's independent auditors, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class II directors, the approval and ratification of Arthur Andersen LLP as the Company's independent auditors, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of American Securities Transfer & Trust, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone, telegraph or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.


                  PROPOSAL ONE: ELECTION OF CLASS II DIRECTORS

GENERAL

The Company's Amended and Restated Articles of Incorporation provide for the classification of the Company's Board of Directors. The Board of Directors, which currently is composed of five members, is divided into three classes. One class stands for re-election at each annual meeting of shareholders. The Board of Directors currently is classified into one Class I director whose term will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2001 (James M. Ciccarelli), two Class II directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 1999 (Dennis N. Genty and Steven M. Bathgate) and two Class III directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2000 (Frederic W.J. Birner and Mark A. Birner, D.D.S.). At each annual meeting of shareholders, directors will be elected by the shareholders of the Company for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees for director named below. If, at the time of the Meeting, any of the nominees shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. If elected, the nominees will hold office until the year 2002 annual meeting of shareholders or until their successors are elected and qualified.

CLASS II DIRECTOR NOMINEES

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominees as Class II directors of the Company.

     NAME               AGE           POSITION                    DIRECTOR SINCE
     ----               ---           --------                    --------------
Dennis N. Genty         41    Chief Financial Officer,                1995
                              Secretary, Treasurer and
                              Director

Steven M. Bathgate      44    Director                                1998


CONTINUING DIRECTORS

The persons named below will continue to serve as directors of the Company until the annual meeting of shareholders in the year indicated below and until their successors are elected and take office. Shareholders are not voting on the election of the Class I and Class III directors. The following table shows the names, ages and positions of each continuing directors.

      CLASS I - TERM EXPIRES IN 2001

     NAME               AGE           POSITION                    DIRECTOR SINCE
     ----               ---           --------                    --------------
James M. Ciccarelli     46    Director                                1996

      CLASS III - TERM EXPIRES IN 2000

     NAME               AGE           POSITION                    DIRECTOR SINCE
     ----               ---           --------                    --------------
Frederic W.J. Birner    41    Chairman of the Board, Chief            1995
                              Executive Officer and Director
Mark A. Birner, D.D.S.  39    President and Director                  1995


               PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected the firm of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ended December 31, 1999, subject to the approval and ratification of shareholders. The Board of Directors unanimously recommends that shareholders vote to approve and ratify the appointment of Arthur Andersen LLP as the Company's Independent Auditors for 1999. Arthur Andersen LLP has served as the independent auditors of the Company since the Company's formation in May 1995. Representatives of Arthur Andersen LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares present or represented at the Meeting and entitled to vote is needed to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for 1999. If the appointment is not approved, the matter will be referred to the Audit Committee for further review.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 15, 1999, by (i) all persons known by the Company to be the beneficial owners of 5% or more of the Common Stock, (ii) each director, (iii) each of the executive officers, and
(iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is in care of the Company, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

                                                    NUMBER OF SHARES
                 NAME OF BENEFICIAL OWNER           BENEFICIALLY OWNED    PERCENT OF CLASS (1)(2)
                 ------------------------           ------------------    -----------------------
    Frederic W.J. Birner (3)....................         856,941                  13.6%
    Mark A. Birner, D.D.S. (4)..................         807,466                  12.8%
    Dennis N. Genty (5).........................         555,280                   8.8%
    James M. Ciccarelli (6).....................          43,099                     *
    Steven M. Bathgate (7)......................          97,507                   1.6%
    Lee Schlessman (8)..........................         527,321                   8.1%
    Florence M. Welch (9).......................           1,000                     *
    Michael A. Iacoboni, D.D.S. (10) ...........          11,250                     *
    All executive officers and directors
       as a group (seven persons) (11)..........       2,372,543                  36.3%

-------------------
  *  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible debentures currently exercisable or convertible, or exercisable or convertible within 60 days of April 15, 1999, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of ownership is based on 6,226,812 shares of Common Stock outstanding at April 15, 1999.

(3) Includes 39,510 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable, 10,000 shares of Common Stock that are issuable upon the exercise of an option that is exercisable within 60 days and 36,680 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Does not include 10,000 shares of Common Stock that are issuable upon the exercise of options that are not exercisable within 60 days. Includes 3,000 shares of Common Stock owned by his wife. Mr. Birner disclaims beneficial ownership of all shares held by his wife.

(4) Includes 38,099 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable, 10,000 shares of Common Stock that are issuable upon the exercise of an option that is exercisable within 60 days and 36,680 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Does not include 10,000 shares of Common Stock that are issuable upon the exercise of options that are not exercisable within 60 days.

(5) Includes 28,930 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable, 10,000 shares of Common Stock that are issuable upon the exercise of an option that is exercisable within 60 days and 36,680 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Does not include 10,000 shares of Common Stock that are issuable upon the exercise of options that are not exercisable within 60 days. Includes 403,770 shares of Common Stock owned by his wife. Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6) Includes 43,099 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Does not include 15,000 shares of Common Stock that are issuable upon the exercise of options that are not exercisable within 60 days.

(7) Includes 13,333 shares of Common Stock that are issuable upon the exercise of an option that is exercisable within 60 days. Does not include 11,667 shares of Common Stock that are issuable upon the exercise of options that are not exercisable within 60 days. Includes 20,000 shares of Common Stock owned by his wife. Mr. Bathgate disclaims beneficial ownership of all shares held by his wife.

(8) Includes 247,193 shares of Common Stock over which Mr. Schlessman has sole voting power pursuant to certain powers of attorney, but for which he disclaims beneficial ownership. The address for Mr. Schlessman is 1301 Pennsylvania Avenue, Suite 800, Denver, CO 80203.

(9) Does not include 65,000 shares of Common Stock that are issuable upon the exercise of options that are not exercisable within 60 days.

(10) Includes 9,250 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable. Does not include 16,667 shares of Common Stock that are issuable upon the exercise of options that are not exercisable within 60 days.

(11) Includes 312,261 shares of Common Stock issuable upon the exercise of options and warrants held by all executive officers and directors as a group that are currently exercisable or are exercisable within 60 days. Does not include 138,334 shares of Common Stock issuable upon the exercise of options and warrants held by all executive officers and directors as a group that are not exercisable within 60 days.

There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of the directors and executive officers of the Company. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.


        NAME                   AGE                    POSITION
        ----                   ---                    --------
Frederic W.J. Birner            41     Chairman of the Board, Chief Executive Officer and Director
Mark A. Birner, D.D.S.          39     President and Director
Dennis N. Genty                 41     Chief Financial Officer, Secretary, Treasurer and Director
Florence M. Welch               51     Chief Operating Officer
Michael A. Iacoboni, D.D.S.     50     Vice President
James M. Ciccarelli             46     Director
Steven M. Bathgate              44     Director


BUSINESS BIOGRAPHIES

Frederic W.J. Birner is a founder of the Company and has served as Chairman of the Board and Chief Executive Officer since the Company's inception in May 1995. From May 1992 to September 1995, he was employed as a Senior Vice President in the Corporate Finance Department at Cohig & Associates, Inc., an investment banking firm. From 1983 to February 1992, Mr. Birner held various positions with Hanifen, Imhoff, Inc., an investment banking firm, most recently as Senior Vice President in the Corporate Finance Department. Mr. Birner received his M.S. degree from Columbia University and his B.A. degree from The Colorado College. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is a founder of the Company and has served as President, and as a director, since the Company's inception in May 1995. From February 1994 to October 1995, Dr. Birner was the owner and operator of three individual dental practices. From 1986 to February 1994, he was an associate dentist with the Family Dental Group. Dr. Birner received his D.D.S. and B.A. degrees from the University of Colorado and completed his general practice residency at the University of Minnesota in Minneapolis. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is a founder of the Company and has served as Secretary since May 1995, and as Chief Financial Officer, Treasurer, and as a director, since September 1995. From October 1992 to September 1995, he was employed as a Vice President in the Corporate Finance Department at Cohig & Associates, Inc., an investment banking firm. From May 1990 to October 1992, he was a Vice President in the Corporate Finance Department at Hanifen, Imhoff, Inc., an investment banking firm. Mr. Genty received his M.B.A. degree from Columbia University and his B.S. degree from the Colorado School of Mines.

Florence M. Welch joined the Company as Chief Operating Officer in July 1998. From April 1996 to July 1998, she was the Chief Financial Officer/Senior Director of Finance and Administration for the Certified Financial Planner Board of Standards, Inc., a professional regulatory organization. From December 1989 to September 1995, she held various positions with Intelligent Electronics, Inc., a high technology distribution and services company, most recently as Vice President/Controller in the Reseller Network Division. Ms. Welch received her M.S. from the University of Colorado and her B.S. degree from American University.

Michael A. Iacoboni, D.D.S., M.P.H. sold his practice to the Company in September 1996. He served the Company as a contract consultant until joining the Company full time as Vice President in May 1998. His service emphasis is provider relations and quality assurance. Dr. Iacoboni has extensive professional contacts within organized dentistry and the State of Colorado Dental regulatory agency. He publishes a state dental Journal in Colorado. He is an Associate Faculty member at University of Northern Colorado. He received his D.D.S. from University of California at Los Angeles and his M.P.H. from the University of Northern Colorado.

James M. Ciccarelli joined the Company as a consultant in August 1996 and has served as a director since November 1996. Mr. Ciccarelli is the Chairman of the Board and Chief Executive Officer of Wireless Telecom, Inc., a wireless data and network service provider. From September 1990 to March 1993, Mr. Ciccarelli was a Vice President of Intelligent Electronics, a high technology distribution and services company, and the President and CEO of its Reseller Network Division. From November 1988 to September 1990, Mr. Ciccarelli was the President of Connecting Point of America, a franchisor of retail computer stores.

Steven M. Bathgate became a director of the Company effective upon consummation of the Company's initial public offering in February 1998. Mr. Bathgate has served as a principal of Bathgate McColley Capital Corp. LLC, an investment banking firm, since its formation in January 1996. Mr. Bathgate held a number of positions from 1985 to 1996 at Cohig & Associates, Inc., an investment banking firm, including Chairman and Chief Executive Officer.

CERTAIN TRANSACTIONS

The Company's President, Mark A. Birner, D.D.S., is the sole shareholder of most of the professional corporations affiliated with the Company ("P.C.s") in Colorado, and all of the P.C.s in Arizona. Dr. Birner is the brother of the Company's Chairman of the Board and Chief Executive Officer, Frederic W.J. Birner. All of the P.C.s owned by Dr. Birner have entered into Management Agreements on substantially the same terms as the Management Agreements with the P.C.s which are owned by dentists who are not employees of the Company. Dr. Birner has also entered into agreements with the Company for each P.C. owned by him pursuant to which the Company may require him to sell his interest in the P.C. to a third party designated by the Company for nominal value upon the occurrence of certain events. Dr. Birner's ownership of these P.C.s and his family relationships could result in potential conflicts of interest in certain matters, including but not limited to, matters related to the Management Agreements. The Company will require that any transactions with Dr. Birner which relate to his ownership of the stock of a P.C. (other than in connection with the acquisition of a new practice) or with any P.C. of which he is the sole shareholder be approved by a majority of the members of its Board of Directors other than Frederic W.J. Birner and Dr. Birner.

The Company believes that the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

DIRECTORS' MEETINGS AND COMMITTEES

The entire Board of Directors met 8 times during the year ended December 31, 1998, including 6 actions by unanimous consent. Each incumbent director attended 100% of the board meetings. The Company's Board of Directors has appointed an Audit Committee and the full Board of Directors acts as the Company's Compensation Committee.

         AUDIT COMMITTEE

The Audit Committee has as its primary responsibilities the recommendation of an independent public accountant to audit the annual financial statements of the Company, the review of internal and external audit functions, the review of internal accounting controls, the review of annual financial statements, and a review at its discretion of compliance with corporate policies and codes of conduct. The Audit Committee is comprised of outside directors. The current members of the Audit Committee are Steven M. Bathgate and James M. Ciccarelli. The Audit Committee met one time in 1998.

         COMPENSATION COMMITTEE

Currently, the full Board of Directors is acting as the Compensation Committee. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options and other awards pursuant to the Birner Dental Management Services, Inc. 1995 Employee Plan (the "Employee Plan") and the Birner Dental Management Services, Inc. 1995 Stock Option Plan for Managed Dental Centers. The Compensation Committee met 10 times in 1998.


                       DIRECTOR AND EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

Directors currently do not receive any cash compensation from the Company for their services as directors and are not presently reimbursed for expenses in connection with attendance at Board of Directors and committee meetings.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the executive officers of the Company who were paid total salary and bonus exceeding $100,000 during the fiscal year ended December 31, 1998 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                               ANNUAL COMPENSATION     COMPENSATION
                                               -------------------   --------------------
                                                                         SECURITIES
                                                                         UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION       FISCAL YEAR    SALARY    BONUS     OPTIONS/WARRANTS (#)  COMPENSATION
---------------------------       -----------   --------   -------   --------------------  ------------
Frederic W.J. Birner                 1998       $128,280   $    --        20,000 (1)       $      1,280 (6)
    Chairman of the Board and        1997       $110,185   $    --        21,170 (2)       $         --
    Chief Executive Officer          1996       $ 73,750   $    --        27,510 (3)       $         --

Mark A. Birner, D.D.S.               1998       $128,280   $    --        20,000 (1)       $      1,120 (6)
    President and Director           1997       $ 78,288   $    --        21,170 (2)       $         --
                                     1996       $ 66,250   $    --        26,099 (4)       $         --

Dennis N. Genty                      1998       $108,123   $    --        20,000 (1)       $         --
    Chief Financial Officer          1997       $ 97,553   $    --        21,170 (2)       $         --
    Treasurer, Secretary and         1996       $ 70,750   $    --        16,930 (5)       $         --
    Director

-------------
(1) Represents shares of Common Stock issuable upon (i) exercise of an option to purchase 10,000 shares of Common Stock granted on April 30, 1998 pursuant to the Employee Plan, with an exercise price of $8.53 per share and (ii) exercise of an option to purchase 10,000 shares of Common Stock granted on October 7, 1998 pursuant to the Employee Plan, with an exercise price of $5.36 per share.

(2) Represents shares of Common Stock issuable upon (i) exercise of an option to purchase 12,000 shares of Common Stock granted on October 31, 1997 pursuant to the Employee Plan, with an exercise price of $9.90 and (ii) exercise of a warrant to purchase 9,170 shares of Common Stock awarded on June 30, 1997, with an exercise price of $6.00 per share.

(3) Represents shares of Common Stock issuable upon exercise of an option to purchase 27,510 shares of Common Stock granted on February 14, 1996 pursuant to the Employee Plan, with an exercise price of $2.40 per share.

(4) Represents shares of Common Stock issuable upon exercise of an option to purchase 26,099 shares of Common Stock granted on February 14, 1996 pursuant to the Employee Plan, with an exercise price of $2.40 per share.

(5) Represents shares of Common Stock issuable upon exercise of an option to purchase 16,930 shares of Common Stock granted on February 14, 1996 pursuant to the Employee Plan, with an exercise price of $2.40 per share.

(6)  Life insurance paid for by the Company.

OPTION GRANTS

The following table sets forth each grant of stock options made during the fiscal year ended December 31, 1998 to each Named Executive Officer:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                                        --------------------------                    VALUE AT ASSUMED
                            NUMBER OF     PERCENT OF                               ANNUAL RATES OF STOCK
                           SECURITIES    TOTAL OPTIONS   EXERCISE                  PRICE APPRECIATION FOR
                           UNDERLYING     GRANTED TO     OR BASE                       OPTION TERM (3)
                             OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION    ----------------------
NAME                       GRANTED(#)   FISCAL YEAR (1) ($/SH) (2)     DATE          5%             10%
----                       -----------  --------------- ----------  ----------    --------      --------
Frederic W.J. Birner         10,000          3.7%         $ 8.53     04/30/03     $ 23,884      $ 52,033
                             10,000          3.7%         $ 5.36     10/07/03     $ 15,008      $ 32,696


Mark A. Birner, D.D.S.       10,000          3.7%         $ 8.53     04/30/03     $ 23,884      $ 52,033
                             10,000          3.7%         $ 5.36     10/07/03     $ 15,008      $ 32,696

Dennis N. Genty              10,000          3.7%         $ 8.53     04/30/03     $ 23,884      $ 52,033
                             10,000          3.7%         $ 5.36     10/07/03     $ 15,008      $ 32,696


--------------------
(1) Based on an aggregate of 272,500 shares subject to options granted to employees pursuant to the Employee Plan during the fiscal year ended December 31, 1998.

(2) Options were granted at an exercise price equal to 110% of the fair market value of the Common Stock, as determined by the Board of Directors on the date of grant.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (five years) and is calculated by assuming that the stock price on the date of grant as determined by the Board appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

OPTION EXERCISES AND HOLDINGS

The following table sets forth for the Named Executive Officers the number and value of securities underlying unexercised in-the-money options held as of December 31, 1998. None of the Named Executive Officers exercised any options during the fiscal year ended December 31, 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                             NUMBER OF SECURITIES
                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED,
                                 OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                                DECEMBER 31, 1998           DECEMBER 31, 1998 (1)
                           --------------------------    --------------------------
NAME                       EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----                       -----------  -------------    -----------  -------------
Frederic W.J. Birner          39,510        20,000        $  30,261         --
Mark A. Birner, D.D.S.        38,099        20,000        $  28,709         --
Dennis N. Genty               28,930        20,000        $  18,623         --


(1) Value is based on the difference between the stock option exercise price and the closing price of the Common Stock on the Nasdaq National Market on December 31, 1998 of $3.50 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of transactions between the Company and members of the Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Currently, the entire Board of Directors makes all determinations with respect to executive officer compensation. The following report is submitted by the Board of Directors of the Company, in its capacity as Compensation Committee, pursuant to rules established by the Securities and Exchange Commission, and provides certain information regarding compensation of the Company's executive officers.

The Compensation Committee is responsible for establishing and administering a general compensation policy and program for the Company. The Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including all stock option plans and other employee benefit plans. Subject to the provisions of those plans, the Compensation Committee must determine the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

Compensation Policies. The Company's executive compensation policies are designed to complement the Company's business objectives by motivating and retaining quality members of senior management, by aligning management's interests with those of the Company's shareholders and by linking total compensation to the performance of the Company. The Company's executive compensation policies generally consist of equity-based long-term incentives, short-term incentives and competitive base salaries. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in reassessing executive compensation.

Base Salary. The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.

Annual Bonus. Annual bonuses may be paid to the Company's executive officers at the discretion of the Compensation Committee. The Compensation Committee did not grant any such bonuses to executive officers during 1998.

Long-Term Incentives. The Company's long-term compensation strategy is focused on the grant of stock options under the stock option plans and warrants, which the Compensation Committee believes rewards executive officers for their efforts in improving long-term performance of the Common Stock and creating value for the Company's shareholders, and which the Compensation Committee believes aligns the financial interests of management with those of the Company's shareholders. During 1998, the Compensation Committee granted stock options to purchase 20,000 shares of Common Stock under the Company's Employee Stock Option Plan to each of three of the Company's executive officers (Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty), granted stock options to purchase 25,000 shares of Common Stock under the Company's Employee Stock Option Plan to one of the Company's executive officers (Michael A. Iacoboni), and granted stock options to purchase 50,000 shares of Common Stock under the Company's Employee Stock Option Plan to one of the Company's executive officers (Florence M. Welch).

Chief Executive Officer Compensation for Fiscal Year 1998. The compensation for Frederic W.J. Birner during 1998 consisted of grants of stock options, as well as a base salary. Based upon a subjective assessment of the performance of the Company and of Mr. Birner's contribution to that performance, in 1998 the Compensation Committee granted Mr. Birner options to purchase 20,000 shares of Common Stock pursuant to the Company's Employee Stock Option Plan. After a review of shares for chief executive officers of the dental practice management companies of similar size and performance, Mr. Birner was granted an increase in his base salary to an amount approximating the middle of the range of those salaries reviewed. Mr. Birner did not receive a cash bonus during 1998.

                                            COMPENSATION COMMITTEE

                                            Frederic W.J. Birner
                                            Mark A. Birner, D.D.S.
                                            Dennis N. Genty
                                            James M. Ciccarelli
                                            Steven M. Bathgate

PERFORMANCE GRAPH

The following line graph compares the percentage change from date of public offering (February 11, 1998) through December 31, 1998 for (i) the Common Stock,
(ii) a peer group (the "Peer Group") of companies selected by the Company that are predominantly dental management companies located in the United States, and
(iii) the Nasdaq Composite Index. The companies in the Peer Group are Apple Orthodontix, OrthAlliance, Ortho Centers of America, American Dental Partners, Castle Dental Centers, Coast Dental, Dental Care Alliance, Gentle Dental, Monarch Dental and Pentegra Dental.

                     [THE FOLLOWING TABLE WAS REPRESENTED BY
                      A LINE GRAPH IN THE PRINTED MATERIAL]

                          Comparison of Total Returns*

Description                               February 11, 1998   December 31, 1998
-----------                               -----------------   -----------------
Birner Dental Management Services, Inc.          $100                  (50)%
Nasdaq Composite Index                           $100                36.28%
Peer Group                                       $100               (13.81)%

----------------
* Total return based on $100 initial investment and reinvestment of dividends

                               SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. To the Company's knowledge and based solely on a review of the
Section 16(a) reports furnished to the Company, Mr. Iacoboni and Ms. Welch were late in filing their respective Initial Statements of Beneficial Ownership of Securities on Form 3 during 1998, and Mr. Bathgate was late in filing his Statement of Changes in Beneficial Ownership on Form 4 for the month of December 1998. All other Section 16(a) reports were filed on a timely basis.

                              SHAREHOLDER PROPOSALS

Shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company on or before January 15, 2000.


                         1998 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.



                                          /s/ Dennis N. Genty
                                          --------------------------
                                          DENNIS N. GENTY
                                          Chief Financial Officer, Secretary and
                                          Treasurer

Denver, Colorado
May 12, 1999

PROXY                                                                      PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 10, 1999

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Birner Dental Management Services, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, June 10, 1999, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado, and at any and all adjournments thereof for the following purposes:

(1)       Election of Class II Directors:

          FOR the nominees listed below (except as marked to the contrary below)
--------
          WITHHOLD AUTHORITY to vote for the nominees listed below
--------

Dennis N. Genty

Steven M. Bathgate

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)

------------------------------------------------------------


(2) Approval and Ratification of Arthur Andersen LLP as the Company's independent auditors for the fiscal year Ending December 31, 1999:

          FOR                   AGAINST                 ABSTAIN
              ---------------           ---------------         ---------------

(3) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

(back of card)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                                    Dated

                                                                       , 1999
                                    -----------------------------------

                                    -----------------------------------
                                    SIGNATURE(S) OF SHAREHOLDER(S)

                                    Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO AMERICAN SECURITIES TRANSFER & TRUST, INC., AS AGENT FOR THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.



                                       2